UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2020

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On October 16, 2020, FreightCar America, Inc. (the “Company”), through its wholly owned subsidiary, FreightCar North America, LLC (f/k/a FCAI Holdings, LLC) (“FreightCar North America”) entered into an equity purchase agreement (the “Equity Purchase Agreement”) with Fasemex, Inc. (the “US Seller”), Fabricaciones y Servicios de México, S.A. de C.V. (“Fasemex Mexico”) and Agben de Mexico, S.A. de C.V. (“Agben” and, together with Fasemex Mexico, the “MX Sellers”, and the MX Sellers, together with the US Seller, the “Sellers”). Pursuant to the Equity Purchase Agreement, FreightCar North America acquired from Sellers 50% of the outstanding equity interests (the “Seller Interests”) of FCA-Fasemex, LLC, a Delaware limited liability company (the “ US JV”), FCA-Fasemex, S. de R.L. de C.V., an entity organized under the laws of Mexico (“Production JV”), and FCA-Fasemex Enterprise, S. de R.L. de C.V., an entity organized under the laws of Mexico (“ Services JV,” and, collectively, with the Production JV and the US JV, the “ JV Companies”).

The JV Companies collectively represented the Company’s joint venture with the Sellers to manufacture railcars in Castaños, Mexico, which was formed in September 2019.  Prior to the execution of the Equity Purchase Agreement, FreightCar North America owned a 50% interest in each of the JV Companies and, as a result of the acquisition of the Seller Interests, the JV Companies are now wholly-owned by FreightCar North America.

The consideration for the Seller Interests includes $172,500 in cash and the issuance of an aggregate of 2,257,234 shares of the Company’s common stock, par value $0.01 per share (the “EPA Shares”), to the Sellers. In addition, the Company and certain of its subsidiaries entered into several ancillary agreements as discussed in this Form 8-K.

The Equity Purchase Agreement contains certain customary representations, warranties, indemnities and covenants, including a non-competition covenant from the Sellers and their affiliates until the later of three years after closing and such time that the Sellers cease to beneficially own, in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock.

The issuance of the EPA Shares by the Company is being made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities do not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act.

The foregoing description of the Equity Purchase Agreement does not purport to be complete and is qualified by reference to the full text of the Equity Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Investor Rights Agreement

In connection with the Equity Purchase Agreement, the Company entered into an investor rights agreement on October 16, 2020 (the “Investor Rights Agreement”) with the Sellers. Pursuant to the Investor Rights Agreement, the Sellers have the right to designate one nominee for election to the Company’s board of directors (the “Board”) for so long as the Sellers beneficially own in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock. The director nominee initially designated by the Sellers is Mr. Jesus Salvador Gil Benavides and the Board will appoint him to serve as a Class II director effective on or before October 26, 2020. Pursuant to the Investor Rights Agreement, Mr. Jesus Gil will also be retained as the Vice President of Operations of the Company.

In addition, the Investor Rights Agreement provides the Sellers with the right to designate a non-voting observer to attend meetings of the Board and of committees of the Board, subject to customary limitations, for so long as the Sellers beneficially own, in the aggregate, common stock of the Company equal to at least 5% of the issued and outstanding shares of the Company’s common stock. The non-voting board observer initially appointed is Mr. Alejandro Gil.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified by reference to the full text of the Investor Rights Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Lease Agreement

On October 16, 2020, Fasemex Mexico entered into a restated lease agreement (the “Lease Agreement”), as lessor, with the Production JV, as lessee, with respect to the Production JV’s manufacturing facility in Castaños, Mexico (the “Facility”). The Lease Agreement replaces the current lease in place between such parties since September 19, 2019.  The Lease Agreement has a term through September 30, 2040.  All obligations under the Lease Agreement are guaranteed by the Company. The Lease Agreement has an expansion option for the Production JV to expand the Facility, at its discretion. The Lease Agreement contains certain customary representations, covenants, and events of default.

The foregoing description of the Lease Agreement does not purport to be complete and is qualified by reference to the full text of the Lease Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Royalty Agreement

In connection with the Equity Purchase Agreement, on October 16, 2020, the Company entered into a royalty agreement with the Sellers and certain affiliates thereof (the “Royalty Agreement”).  Under the Royalty Agreement, the Company will pay to the Sellers certain royalties on amounts received from sales or leases of new railcars or tank cars built (or refurbished or repaired) at the Facility by the Company for a period of 17 years with respect to each of the first four production lines established by the Company at the Facility. The Royalty Agreement shall end upon the termination of the last applicable 17-year royalty period with respect to a production line, unless terminated earlier in connection with a breach of the Royalty Agreement or the Lease Agreement. In addition, for so long as the Royalty Agreement remains in effect, the Company will pay to the Sellers certain royalties on amounts received from similar railcar production, refurbishing or repair to the extent conducted in the future by the Company in any other manufacturing location in Mexico other than the Facility.

The foregoing description of the Royalty Agreement does not purport to be complete and is qualified by reference to the full text of the Royalty Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Term Loan Credit Agreement

On October 13, 2020, the Company entered into a Credit Agreement (the “Term Loan Credit Agreement”) by and among the Company, as guarantor, FreightCar North America (“Borrower” and together with the Company and certain other subsidiary guarantors, collectively, the “Loan Parties”), CO Finance LVS VI LLC, as lender (the “Lender”), an affiliate of a corporate credit fund for which Pacific Investment Management Company LLC serves as investment manager, and U.S. Bank National Association, as disbursing agent and collateral agent (“Agent”). Pursuant to the Term Loan Credit Agreement, the Lender extended a term loan credit facility in the principal amount of $40.0 million, consisting of a single term loan to be funded upon the satisfaction of certain conditions precedent set forth in the Term Loan Credit Agreement, including stockholder approval of the issuance of the common stock underlying the Warrant described below (the funding date of such term loan, the “Closing Date”).

The Term Loan Credit Agreement has a term ending five years following the Closing Date.  The commitment of the Lender to fund the term loan will terminate if the Closing Date has not occurred by December 31, 2020. The term loan outstanding under the Term Loan Credit Agreement will bear interest, at Borrower’s option and subject to the provisions of the Term Loan Credit Agreement, at Base Rate (as defined in the Term Loan Credit Agreement) or Eurodollar Rate (as defined in the Term Loan Credit Agreement) plus the Applicable Margin for each such interest rate set forth in the Term Loan Credit Agreement.

The Term Loan Credit Agreement has both affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and investments. The Term Loan Credit Agreement also provides for customary events of default.  Pursuant to the terms and conditions set forth in the Term Loan Credit Agreement and the related loan documents, each of the Loan Parties granted to Agent a continuing lien upon all of such Loan Parties’ assets to secure the obligations of the Loan Parties under the Term Loan Credit Agreement.

The foregoing description of the Term Loan Credit Agreement does not purport to be complete and is qualified by reference to the full text of the Term Loan Credit Agreement, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Warrant

In connection with the entry into the Term Loan Credit Agreement, the Company will issue to an affiliate of the Lender (the “Warrantholder”) a warrant (the “Warrant”), issued pursuant to that certain warrant acquisition agreement, dated as of October 13, 2020 (the “Warrant Acquisition Agreement”), by and between the Company and the Lender to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to 23% of the outstanding common stock on a fully-diluted basis at the time the Warrant is exercised. The Warrant will be exercisable for a term of ten years from the date of the issuance of the Warrant. The issuance of the Warrant will occur on the Closing Date and is subject to, among other things, approval of the issuance of the Warrant by the Company’s stockholders.

Pursuant to the Warrant Acquisition Agreement, for so long as the Warrantholder or its affiliates hold (a) at least 50% of the Warrant or (b) at least 50% of the shares issuable pursuant to the exercise of the Warrant, the Warrantholder shall be entitled to designate for nomination to the Board a director to the Board and a non-voting observer. The Warrantholder will provide, in writing, the name of the initial director nominee (the “Warrantholder Director”) prior to the Closing Date and the Board will appoint him or her to serve as a Class III director effective on the Closing Date.

The issuance of the Warrant by the Company to the Warrantholder and the issuance of the common stock issuable upon exercise of the Warrant will be made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act, because the offer and sale of such securities do not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act.

The foregoing description of the Warrant and the Warrant Acquisition Agreement do not purport to be complete and are qualified in their entirely by reference to Warrant Acquisition Agreement and form of Warrant that are filed as Exhibits 10.6 and 10.7 to hereto and are incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance of the Warrant, the Company and the Lender will enter into a registration rights agreement (the “Registration Rights Agreement”) as of the Closing Date. Pursuant to the Registration Rights Agreement, the Warrantholder may deliver to the Company a written notice (a “Demand”) requiring the Company as soon as reasonably practicable after receiving the Demand, but not more than sixty calendar days following the receipt of the Demand, to file a registration statement (the “Demand Registration Statement”) with respect to all or a portion of the Company’s common stock issuable upon the exercise of the Warrant (referred herein as “Registrable Securities”) with the Securities and Exchange Commission (the “SEC”). The Company will use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the date on which the Warrantholder consummates the sale of all of the Registrable Shares registered for resale under the Demand Registration Statement or such earlier date on which all Registrable Shares held by the Warrantholder or its affiliates are freely tradeable in a single transaction pursuant to Rule 144.

In certain circumstances, and as described in the Registration Rights Agreement, the Warrantholder will have (i) piggyback registration rights with respect to the Registrable Securities and (ii) the right to request that the Company initiate an Underwritten Offering (as defined in the Registration Rights Agreement) of Registrable Securities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified by reference to the full text of the form of Registration Rights Agreement, which is filed as Exhibit 10.8 hereto and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 under “Term Loan Credit Agreement” is hereby incorporated by reference into this Item 1.02.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 5.02.

In connection with the Investor Rights Agreement described in Item 1.01 hereof, on or before October 26, 2020, the Board will increase its size from six to seven directors and appoint Mr. Jesus Gil as a Class II director. Mr. Gil’s term will expire at the 2022 annual meeting of stockholders.

Pursuant to the Investor Rights Agreement described in Item 1.01 hereof, the Company retained Mr. Jesus Gil as its Vice President of Operations. Mr. Gil is presently employed by the Production JV.  The Company expects to modify Mr. Gil’s employment arrangement to a base salary of $265,000 with performance incentives and employee welfare benefits commensurate with individuals having a similar level of responsibility.  Mr. Jesus Gil is subject to a non-compete obligation during the term of his employment and for three years thereafter.

Mr. Jesus Gil has over 30 years of experience in metal fabrications, and over 20 years of experience in the railcar manufacturing industry. Prior to his appointment, Mr. Jesus Gil held various roles with Grupo Industrial Monclova, S.A. de C.V. (“Grupo Industrial”), a corporation operating in railcar manufacturing, offshore platform fabrication, mining, industrial gases and energy, from 2005 to 2017. These roles included Director of the Industrial Division, Chief Operating Officer and Chief Executive Officer. During this time, he also served as a member of Grupo Industrial’s board of directors. From 1997 to 2005, Mr. Jesus Gil worked for Trinity Industries de Mexico as Plant Manger at the Monclova plant and the General Manager of Monclova-Sabinas. In 2018, he finished a one-year Advanced Executive Management Program (AD-2) at the Instituto Panamericano de Alta Dirección de Empresa (IPADE) in Monterrey, Mexico.  In 1988, he obtained a master’s degree in electrical engineering from Washington University, Saint Louis, Missouri, and in 1986 he received his bachelor’s degree in electronic engineering from the Instituto Tecnológico de Monterrey.

Other than the arrangements disclosed above in Item 1.01 hereof and in this Item 5.02, there are no other arrangements or understandings between Mr. Jesus Gil and any other persons to which he was elected as a director of the Company.

With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Jesus Gil and the Company that would be required to be reported that are not otherwise reported in this Form 8-K.

Section 8 – Other Events

Item 8.01. Other Events.

On October 19, 2020, the Company issued a press release announcing the Company’s entry into the Equity Purchase Agreement and related documents, the Term Loan Credit Agreement and the Warrant Acquisition Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 10.1	Equity Purchase Agreement, dated October 16, 2020, by and among the Company, FreightCar North America, LLC (f/k/a/ FCAI Holdings, LLC) and Fabricaciones y Servicios de México, S.A. de C.V., Agben de Mexico, S.A. de C.V. and Fasemex, Inc.
Exhibit 10.2	Investor Rights Agreement, dated October 16, 2020, by and between the Company and Fabricaciones y Servicios de México, S.A. de C.V., Agben de Mexico, S.A. de C.V. and Fasemex, Inc..
Exhibit 10.3	Lease Agreement, dated October 16, 2020, by and between Fabricaciones y Servicios de México, S.A. de C.V., as lessor, and FCA-Fasemex, S. de R.L. de C.V., as lessee.
Exhibit 10.4	Royalty Agreement, dated October 16, 2020, by and among the Company and Fabricaciones y Servicios de México, S.A. de C.V., Agben de Mexico, S.A. de C.V. and Fasemex, Inc.
Exhibit 10.5	Term Loan Credit Agreement, dated October 13, 2020, by and among the Company, FreightCar North America, LLC, CO Finance LVS VI LLC and U.S. Bank National Association.*
Exhibit 10.6	Warrant Acquisition Agreement, dated October 13, 2020, by and between the Company and CO Finance LCS VI LLC.*
Exhibit 10.7	Form of Warrant issued by the Company to CO Finance LVS VI LLC.
Exhibit 10.8	Form of Registration Rights Agreement, to be entered into as of the Closing Date, by and between the Company and CO Finance LVS VI LLC.
Exhibit 99.1	Press release of FreightCar America, Inc., dated October 19, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Portions of this document have been redacted pursuant to Item 601(b)(10)(iv) or Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: October 19, 2020	By:	/s/ Christopher J. Eppel
Christopher J. Eppel
Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary